                                                                   EXHIBIT 10.12

                         SECURITIES PURCHASE AGREEMENT
                         -----------------------------

   SECURITIES PURCHASE AGREEMENT dated as of January 1, 1998 by and among Happy Kids Inc., a New York corporation (hereinafter referred to as the "Corporation"), and Jack M. Benun and Mark J. Benun (each hereinafter referred to as a "Securityholder" and collectively as the "Securityholders").

                             W I T N E S S E T H :
                             - - - - - - - - - -

   WHEREAS, the Securityholders currently own, or as of the Closing Date (as hereinafter defined) will own, in the aggregate, 100% of the issued and outstanding shares of capital stock of each of the entities set forth on
Schedule I attached hereto (the "Entities"); and

   WHEREAS, each of the Securityholders desires to sell, transfer and assign to the Corporation all of his respective interest in and to the issued and outstanding shares of capital stock of each of the Entities; and

   WHEREAS, the Corporation desires to issue and sell to the Securityholders, and the Securityholders desire to purchase from the Corporation, in consideration of the aforesaid, an aggregate of 4,262,500 shares (collectively, the "Shares") of the common stock, $.01 par value ("Common Stock"), of the Corporation.

   NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

                                   SECTION I

                        PURCHASE AND SALE OF THE SHARES
                        -------------------------------

   Subject to the terms and conditions of this Agreement and on the basis of the representations, warranties, covenants and agreements herein contained, the Corporation hereby agrees to issue, sell and convey to each of the Securityholders, and each of the Securityholders subscribes for and agrees to purchase, acquire and accept from the Corporation, such number of the Shares as is set forth opposite such Securityholder's name on Schedule II attached hereto.

   In consideration of the aforesaid issuance, sale, conveyance and delivery of such Shares, each of the Securityholders, individually and not in the aggregate, hereby agrees to sell, transfer and assign to the Corporation such shares of capital stock in each of the Entities as is owned by each of the Securityholders as of the Closing Date, in each instance as is set forth on Schedule II attached hereto, all such shares of capital stock together representing, as of the Closing Date, 100% of the issued and outstanding shares of capital stock of each of the Entities.

                                  SECTION II

                    REPRESENTATIONS, WARRANTIES, COVENANTS
                       AND AGREEMENTS OF THE CORPORATION
                       ---------------------------------

  The Corporation represents and warrants to, and covenants and agrees with, the Securityholders, as of the date hereof, that:

  A.  Organization; Good Standing. The Corporation is a corporation duly
      ---------------------------
organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has full corporate power and authority to own its properties and to conduct the businesses in which it is now engaged.

  B.  Authority.  The Corporation has full corporate power and authority to
      ---------
execute and deliver this Agreement and to perform all of its obligations hereunder, and no consent or approval of any other person or governmental authority is required therefor. The execution and delivery of this Agreement by the Corporation, the performance by the Corporation of its covenants and agreements hereunder and the consummation by the Corporation of the transactions contemplated hereby have been duly authorized by all necessary corporate action. This Agreement constitutes a valid and legally binding obligation of the Corporation, enforceable against the Corporation in accordance with its terms.

  C.  No Legal Bar; Conflicts.  Neither the execution and delivery of this
      -----------------------
Agreement, nor the consummation of the transactions contemplated hereby, violates any provision of the Certificate of Incorporation or By-Laws of the Corporation or any law, statute, ordinance, regulation, order, judgment or decree of any court or governmental agency, or conflicts with or results in any breach of any of the terms of or constitutes a default under or results in the termination of or the creation of any lien pursuant to the terms of any contract or agreement to which the Corporation is a party or by which the Corporation or any of its assets is bound.

  D.  Capitalization.  The authorized capital stock of the Corporation consists
      --------------
of 30,000,000 shares of Common Stock and 5,000,000 shares of undesignated Preferred Stock (the "Preferred Stock"). Immediately following the issuances contemplated hereby, there will be 7,750,000 shares of Common Stock issued and outstanding and no shares of Preferred Stock issued and outstanding. The Shares being issued hereunder have been duly authorized and, when issued to the Securityholders for the consideration herein provided, will be validly issued, fully paid and nonassessable.

                                  SECTION III

                    REPRESENTATIONS, WARRANTIES, COVENANTS
                     AND AGREEMENTS OF THE SECURITYHOLDERS
                     -------------------------------------

  Each of the Securityholders, individually and not in the aggregate, represents and warrants to, and covenants and agrees with, the Corporation, as of the date hereof, that:

  A.  Authority.  Such Securityholder has the full power, authority and legal
      ---------
right to execute and deliver this Agreement, and to perform his respective covenants and agreements hereunder, and this Agreement constitutes a valid and legally binding obligation of each of them enforceable against each of them in accordance with its terms.

  B.  Title to Shares. Such Securityholder is, or as of the Closing Date will
      ---------------
be, the lawful record and beneficial owner of all of the shares of capital stock of each of the Entities set forth opposite his name on Schedule II attached hereto, free and clear of all pledges, security interests, liens, charges, encumbrances, equities, claims, options or limitations affecting his ability to vote such shares of capital stock or to transfer such shares of capital stock to the Corporation. The shares of capital stock set forth on Schedule II attached hereto constitute, as of the Closing Date, 100% of the issued and outstanding shares of capital stock of each of the Entities. There are no issued or outstanding options, warrants, contracts, calls, commitments or demands of any nature relating to such shares of capital stock. At the Closing, the Corporation will acquire good title to such shares of capital stock free and clear of all pledges, security interests, liens, charges, encumbrances, equities, claims, options or limitations of whatever nature.

  C.  No Legal Bar; Conflicts.  Neither the execution and delivery of this
      -----------------------
Agreement, nor the consummation of the transactions contemplated hereby, violates or will violate any law, statute, ordinance, regulation, order, judgment or decree of any court or governmental agency, or violates or will violate, or conflicts with or will conflict with or will result in any breach of any of the terms of, or constitutes or will constitute a default under or result in the termination of or the creation of any lien pursuant to the terms of any contract, commitment, agreement, understanding or arrangement of any kind to which such Securityholder is a party or by which such Securityholder or any of such Securityholder's assets is bound.

  D.  No Litigation.  No action, suit or proceeding against such Securityholder
      -------------
relating to the consummation of any of the transactions contemplated by this Agreement nor any governmental action seeking to delay or enjoin any such transactions is pending or threatened.

  E.  Access to Public Information.  Such Securityholder has been given access
      ----------------------------
to all public information relating to the business and affairs of the Corporation which such Securityholder has requested and all additional information which such Securityholder has considered necessary to verify the accuracy of the information so received.

  F.  Investment Intent.  Such Securityholder (i) is an accredited investor
      -----------------
within the meaning of Rule 501(a) under the Securities Act of 1933, as amended (the "1933 Act") or, if not such an accredited investor, has, alone or together with a purchaser representative within the meaning of Rule 501(h) under the 1933 Act, such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in securities in general and to an investment in the Corporation in particular, (ii) is aware of the limits on resale imposed by virtue of the nature of the transactions contemplated by this Agreement and (iii) is acquiring the shares of the Corporation hereunder without registration under the 1933 Act in reliance on the exemption from registration contained in Section 4(2) of the 1933 Act, for investment, and not with a view toward, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling such shares.

  G.  Economic Risk.  Such Securityholder recognizes that the investment in the
      -------------
Common Stock involves a number of significant risks. Such Securityholder is able to bear the substantial economic risks of an investment in the Common Stock for an indefinite period of time, has no need for liquidity in such investment and, at the present time, can afford a complete loss of such investment.

                                  SECTION IV

                                  THE CLOSING
                                  -----------

  A.  Time and Place of the Closing.  The closing shall be held at the offices
      -----------------------------
of Buchanan Ingersoll, 500 College Road East, Princeton, New Jersey 08540 at 10:00 A.M., local time, on a date (the "Closing Date") to be determined by agreement of the parties hereto, but in no event later than the day before the effective date of the Corporation's proposed initial public offering, or such other time, place and date as the Securityholders and the Corporation may agree.

  B.  Delivery by the Corporation.  Delivery of the Shares shall be made by the
      ---------------------------
Corporation to the Securityholders on the Closing Date by delivering certificates representing the Shares registered in the name of each of the Securityholders, as applicable, each such certificate to be accompanied by any requisite documentary or transfer tax stamps.

  C.  Delivery by the Securityholders.  On the Closing Date, each of the
      -------------------------------
Securityholders shall deliver to the Corporation certificates representing the shares of capital stock of each Entity owned by each of the Securityholders, as set forth on Schedule II attached hereto, duly endorsed in blank or accompanied by duly executed instruments of transfers and (ii) any other documents that are necessary to transfer to the Corporation good and marketable title to all the shares of capital stock of each of the Entities.

                                   SECTION V

                        CONDITIONS TO THE CORPORATION'S
                              OBLIGATION TO CLOSE
                              -------------------

  The obligation of the Corporation to issue the Shares and otherwise consummate the transaction contemplated by this Agreement on the Closing Date is subject to the following conditions precedent, which may be waived by the Corporation in its sole discretion:

  Representations and Warranties.  The representations and warranties of each of
  ------------------------------
the Securityholders contained herein shall be true and correct at and as of the Closing Date with the same effect as though all such representations and warranties were made at and as of the Closing Date.

                                  SECTION VI

                      CONDITIONS TO THE SECURITYHOLDERS'
                              OBLIGATION TO CLOSE
                              -------------------

  The obligation of each of the Securityholders to purchase the Shares being purchased by such person and the obligations of each of the Securityholders to otherwise consummate the transaction contemplated by this Agreement on the Closing Date is subject to the following condition precedent, which may be waived by the Securityholders in their sole discretion:

  Representations and Warranties.  The representations and warranties of the
  ------------------------------
Corporation contained herein shall be true and correct at and as of the Closing Date with the same effect as though all such representations and warranties were made at and as of the Closing Date and the Corporation shall have complied with all its covenants contained herein.

                                  SECTION VII

                                 MISCELLANEOUS
                                 -------------

  A.  Notices.  All notices required or permitted under this Agreement shall be
      -------
in writing and delivered, by any method providing for proof of delivery, to the address of the party or parties set forth on Schedule I, attached hereto. Any notice shall be deemed to have been given on the date of receipt.

  B.  Survival of Representations.  Each representation, warranty, covenant and
      ---------------------------
agreement of the parties hereto herein contained shall survive the date hereof, notwithstanding any investigation at any time made by or on behalf of any party hereto.

  C.   Entire Agreement.  This Agreement and the documents referred to herein
       ----------------
contain the entire agreement between the parties hereto with respect to the transactions contemplated hereby, and no modification hereof shall be effective unless in writing and signed by the party against which it is sought to be enforced.

  D.  Assignment.  Other than as provided herein, this Agreement shall not be
      ----------
assignable by any of the parties hereto except pursuant to a writing executed by all of the parties hereto.

  E.  Invalidity, Etc.  If any provision of this Agreement, or the application
      ---------------
of any such provision to any person or circumstance, shall be held invalid by a court of competent jurisdiction, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

  F.  Headings.  The headings of this Agreement are for convenience of reference
      --------
only and are not part of the substance of this Agreement.

  G.  Binding Effect.  This Agreement shall be binding upon and inure to the
      --------------
benefit of the parties hereto and their respective successors and assigns.

  H.  Governing Law.  This Agreement shall be governed by and construed in
      -------------
accordance with the laws of the State of New York applicable in the case of agreements made and to be performed entirely within such State.

  I.  Counterparts.  This Agreement may be executed in counterparts, each of
      ------------
which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.


                    * * * * * * * * * * * * * * * * * * * *

        IN WITNESS WHEREOF, this Securities Purchase Agreement has been duly executed by the parties hereto as of the date first above written.


                                           HAPPY KIDS INC.


                                           By: _________________________________
                                               Jack M. Benun, President
                                                  and Chief Executive Officer

                                           THE SECURITYHOLDERS


                                           ________________________________
                                           Jack M. Benun


                                           ________________________________
                                           Mark J. Benun

                                  SCHEDULE I

                                 THE ENTITIES
                                 ------------


             Name and Address of Entity                State of Incorporation
             -------------------------                 ----------------------

Happy Kids, Ltd.                                              New York
100 W. 33rd Street
Suite 1100
New York, New York 10001-2916

Talk of the Town Apparel Corp.                                New York
100 W. 33rd Street
Suite 1100
New York, New York 10001-2916

O.P. Kids, Inc., successor to O.P. Kids, LLC                  New Jersey
690 Jersey Avenue
New Brunswick, New Jersey

H.O.T. Kidz, Inc., successor to H.O.T. Kidz, LLC              New York
100 W. 33rd Street
Suite 1100
New York, New York 10001-2916

J & B 18 Corp.                                                New York
100 W. 33rd Street
Suite 1100
New York, New York 10001-2916

Hawk Industries, Inc.                                         New Jersey
690 Jersey Avenue
New Brunswick, New Jersey

                                  SCHEDULE II

                                OWNERSHIP TABLE
                                ---------------


                                       No. of Shares Owned in each Entity
                                       ----------------------------------

                                Talk of the                                                              No. of
                                  Town                        Hawk                                    Corporation
Name of           Happy Kids,    Apparel       J & B 18    Industries,    O.P. Kids,    H.O.T. Kidz,  Shares to be
Securityholder       Ltd.        Corp.(1)       Corp.(2)     Inc.(3)         Inc.(4)       Inc.(4)      Received
---------------      ---         -------        ----         ---             ---           ---        ------------
Jack M. Benun        51            50            50          50               50            50         2,131,250

Mark J. Benun        49            50            50          50               50            50         2,131,250

                                                                                                       4,262,500
                                                                                                       =========

(1) Stock certificates representing ownership interests in Talk of the Town Apparel Corp. will be delivered in January 1998. Although shares were issued previously, no stock certificates were delivered.
(2) Corporate kit never ordered for J & B 18 Corp. Stock certificates representing ownership interests in J & B 18 Corp. will be delivered in January 1998.
(3) Stock certificates representing ownership interests in Hawk Industries, Inc. will be delivered in January 1998. Although shares were issued previously, no stock certificates were delivered.
(4) O.P. Kids, Inc. and H.O.T. Kidz, Inc. will be formed in January 1998. Immediately prior to the effectiveness of the Corporation's proposed initial public offering O.P. Kids, LLC will be merged into O.P. Kids, Inc. and H.O.T. Kidz, LLC will be merged into H.O.T. Kidz, Inc. Each of O.P. Kids, Inc. and H.O.T. Kidz, Inc. will be owned by Messrs. Jack Benun and Mark Benun as noted above.